UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (209) 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the previously announced voluntary liquidation and dissolution of Third Harmonic Bio, Inc. (the “Company”) under the General Corporation Law of the State of Delaware (the “Dissolution”). On June 5, 2025, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) the stockholders of the Company approved the Dissolution pursuant to the Plan of Liquidation and Dissolution (the “Plan of Dissolution”). The information in this Current Report on Form 8-K supplements and supersedes the prior disclosures of the Company. On July 21, 2025, the Company delivered formal notice to The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily delist its shares of common stock, par value $0.0001 per share (the “Common Stock”), from Nasdaq in connection with Plan of Dissolution.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2025, the Company filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the voluntary delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the delisting will be effective on or about August 10, 2025 – ten days after the filing of the Form 25. In connection with the foregoing, the Company requested that the trading of the Common Stock on Nasdaq be suspended effective before the market opens on July 31, 2025.

The Company intends to file a Form 15 with the SEC on August 11, 2025 to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act, thereby suspending the Company’s Exchange Act reporting obligations.

Item 3.03	Material Modification to Rights of Security Holders.

As contemplated by the Plan of Dissolution previously approved by the Company’s board of directors (the “Board”) and the Company’s stockholders, the Company filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware on July 31, 2025, which became effective upon filing. For additional information regarding the Plan of Dissolution and the Dissolution, please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025 (the “Proxy Statement”).

In connection with the effectiveness of the Certificate of Dissolution, the Board fixed July 31, 2025 as the record date for determining stockholders entitled to receive any future distributions of available assets (the “Liquidation Distributions”). Accordingly, on July 31, 2025, the Company instructed its transfer agent to close its stock transfer books and discontinue recording transfers of the Common Stock, effective as of the close of business on July 31, 2025 and to notify DTC of the same. As a result, the Common Stock will no longer be assignable or transferable on the Company’s books, other than transfers by will, intestate succession or operation of law.

Material U.S. Federal Income Tax Consequences of the Dissolution

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE DISSOLUTION ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS, THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION.

The following discussion is a summary of certain material U.S. federal income tax consequences of the Dissolution to U.S. Holders and Non-U.S. Holders (each as defined below and, collectively, Holders), but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, or the Code, U.S. Treasury regulations promulgated thereunder, or the Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, or the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below.

This discussion is limited to Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including but not limited to the impact of the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, or the alternative minimum tax.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that is not an entity treated as a partnership for U.S. federal income tax purposes and that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have authority to control all substantial decisions of the trust, or (2) the trust has a valid election in effect to be treated as a United States person under applicable Treasury Regulations.

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our common stock that is neither a U.S. Holder nor an entity treated as a partnership for U.S. federal income tax purposes.

U.S. Federal Income Tax Consequences of the Dissolution to Holders

In accordance with the treatment of the Dissolution as a complete liquidation, each Holder generally will be treated as receiving its portion of distributions made pursuant to the Plan of Dissolution in exchange for its shares of our common stock. If a Holder holds different blocks of shares of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices), the Holder’s portion of such distributions must be allocated among the several blocks of shares in the proportion that the number of shares in a particular block bears to the total number of shares owned by the Holder and the gain or loss must be computed separately for each block of stock that the Holder owns.

U.S. Holders. Distributions made pursuant to the Plan of Dissolution to a U.S. Holder will be treated as received by the U.S. Holder in exchange for the U.S. Holder’s shares of our common stock. The amount of any such distributions first will reduce the U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain, while any adjusted tax basis remaining in such shares following the final distribution made pursuant to the Plan of Dissolution will be treated as a capital loss recognized in the taxable year in which the final distribution is made. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to limitations.

The IRS or a court could challenge our valuation of any non-cash asset distributed to a U.S. Holder pursuant to the Plan of Dissolution, which could change the amount of gain or loss recognized by the U.S. Holder. A U.S. Holder’s adjusted tax basis in any non-cash asset distributed to the U.S. Holder pursuant to the Plan of Dissolution immediately after such distribution will be the fair market value of such asset at the time of distribution. Distributions of non-cash assets pursuant to the Plan of Dissolution could result in a U.S. Holder having a tax liability in excess of the amount of cash distributed to the U.S. Holder pursuant to the Plan of Dissolution, which would require the U.S. Holder to satisfy such tax liability from other sources or by selling all or a portion of such non-cash assets. If we opt to use a trust, the timing of distributions to U.S. Holders will be as described below under “Liquidating Trusts” below.

If a U.S. Holder is required to satisfy any of our liabilities not fully covered by our reserve (see the section of this proxy statement captioned “Estimated Distributions to Shareholders”), payments by U.S. Holders in satisfaction of such liabilities would generally result in a capital loss in the taxable year when the payment is made. In this circumstance, a capital loss recognized by an individual U.S. Holder cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.

U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution to them in light of their particular circumstances.

Non-U.S. Holders. Distributions made pursuant to the Plan of Dissolution to a Non-U.S. Holder will be treated as received by the Non-U.S. Holder in exchange for the Non-U.S. Holder’s shares of our common stock. The amount of any such distributions will reduce the Non-U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain. A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any such gain unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•

the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the applicable distribution and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation,” or USRPHC, for U.S. federal income tax purposes during the shorter of the five-year period ending on the date of the applicable distribution or the Non-U.S. Holder’s holding period in the Non-U.S. Holder’s shares of our common stock.

Gain described in the first bullet point above generally will be subject to federal income tax at the regular graduated rates applicable to United States persons. If the Non-U.S. Holder is a corporation, the Non-U.S. Holder also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on the Non-U.S. Holder’s effectively connected earnings and profits.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a flat rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder, provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to gain described in the third bullet point above, the determination of whether we are a USRPHC depends on the fair market value of our “United States real property interests” for U.S. federal income tax purposes relative to the fair market value of our worldwide real property interests and our assets used or held for use in a trade or business. Although we believe we are not currently, and do not anticipate becoming, a USRPHC, there can be no assurance in this regard. Even if we are or were to become a USRPHC, gain arising from the distribution will not be subject to U.S. federal income tax if one or more exceptions from these rules under the Code apply.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances, including the applicability of withholding and income tax treaties and our status as a USRPHC.

The Company intends for the Liquidation Distributions made pursuant to the Plan of Dissolution to be treated as a series of distributions in complete liquidation of the Company governed under Section 331 of the U.S. Internal Revenue Code of 1986. For additional information regarding the tax treatment of Liquidation Distributions made pursuant to the Plan of Dissolution, please see the Proxy Statement.

A copy of the Certificate of Dissolution is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Forward-Looking Statement

This Current Report contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties and are based on the Company’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Dissolution and related matters, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “forecast,” “foresee,” “potential,” “predict,” “project,” “likely,” “goal,” “target,” “could,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this Current Report and information contained in this Current Report should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to the availability, timing and amount of future distributions to stockholders in connection with the Dissolution; the amounts that will need to be set aside by us; the adequacy of such reserves to satisfy our obligations; our ability to favorably resolve potential tax claims, any litigation matters and other unresolved contingent liabilities; the amount of proceeds that might be realized from the sale or other disposition of our assets; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; the incurrence by us of expenses relating to the Dissolution; and our ability to retain employees, consultants and other resources to carry out the Dissolution. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this Current Report. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements as predictions of future events. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Certificate of Dissolution as filed by Third Harmonic Bio, Inc. with the Secretary of State of the State of Delaware, effective July 31, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: July 31, 2025	By:	/s/ Chris Murphy
Chris Murphy
Chief Financial and Business Officer